First Sentier American Listed Infrastructure Fund

Class I    FLIAX
SUMMARY PROSPECTUS
February 28, 2023

Before you invest, you may want to review the First Sentier American Listed Infrastructure Fund’s Statutory Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI dated February 28, 2023, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, SAI, reports to shareholders and other information about the Fund online at www.firstsentierfunds.com.
You can also get this information at no cost by calling 1-888-898-5040 or by sending an e-mail request to inquiries@firstsentierinvestors.com.
Investment Objective
The First Sentier American Listed Infrastructure Fund (the “Fund” or “American Listed Fund”) seeks to achieve growth of capital and inflation protected income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses (includes 0.00% Shareholder Servicing Plan Fee)(1)	5.92%
Total Annual Fund Operating Expenses	6.67%
Less: Fee Waiver and/or Expense Reimbursement	-5.92%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.75%
(1)    The American Listed Fund may accrue up to 0.10% in “Shareholder Servicing Plan Fee” of the average daily net assets of the Fund’s shares; however, the Fund’s accrual of each fee is currently set at 0.00% through at least February 27, 2024, and any accrual increase must first be approved by the Board of Trustees (the “Board”).
(2)    First Sentier Investors (US) LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses (excluding acquired fund fees and expenses (“AFFE”), taxes, interest expense, dividends on securities sold short, extraordinary expenses, and any other class-specific expenses, such as shareholder servicing plan fees) in order to limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.75% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through February 27, 2024, and may be terminated only by the Board. The Adviser may request recoupment of previously waived fees and expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$77	$1,444	$2,766	$5,884
Portfolio Turnover. The American Listed Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2022, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the American Listed Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly traded equity securities of infrastructure companies listed on a U.S. stock exchange. The Fund defines infrastructure companies as those companies that derive at least 65% of their operating earnings from the ownership or operation of infrastructure assets. The Fund defines infrastructure assets as the physical structures, networks and systems of transportation, energy, water, waste, and communication. The Fund typically invests in companies that can adjust the fees they charge customers and counterparties in line with inflation, in accordance with contractual terms or regulation, or through renegotiation due to the essential nature and pricing power of infrastructure assets. The assets held by these companies typically offer high barriers to entry, pricing power, predictable cash flows and structural growth. As part of the 80%, the Fund will invest up to 20% of its net assets in publicly traded securities of infrastructure companies whose primary operations or principal trading market is in a foreign market, and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements, i.e., foreign securities. The Fund considers an issuer’s “primary operations” to be in a foreign market if the issuer (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country. The Fund may invest up to 20% of its net assets in American Depositary Receipts (“ADRs”).

The American Listed Fund seeks to invest in the securities of companies which have high barriers to entry, strong pricing power, sustainable growth and predictable cash flows. The majority of infrastructure securities in which the Fund typically invests are within the following Global Industry Classification Standard (“GICS”) sectors:
1) oil and gas storage and transportation;
2) airport services;
3) highways and rail tracks;
4) marine ports and services;
5) multi/electric/gas/water utilities; and
6) specialty REITs.

However, given the evolving nature of the global listed infrastructure market, the American Listed Fund may hold securities outside of the above sectors as long as they meet the Fund’s definition of an infrastructure company.

Equity securities in which the Fund may invest include, but are not limited to, common and preferred stock of companies of any size market capitalizations. The American Listed Fund may also invest in stapled securities to gain exposure to infrastructure companies in Australia. A stapled security, which is widely used in Australia, is a security that is comprised of two parts that cannot be separated from one another, a unit in a trust related to the company and a share of a company. The Fund may also invest in initial public offerings (“IPOs”).
All REITs that the American Listed Fund may invest in must meet the Fund’s definition of an infrastructure company. As a fundamental policy, the Fund will invest more than 25% of its net assets in the securities issued by companies operating in the infrastructure industry.

The American Listed Fund’s investment strategy is based on active, bottom-up stock selection which seeks to identify mispricing. The strategy seeks to minimize risk through on-the-ground research, a focus on quality, and sensible portfolio construction. Securities within the Fund’s wider investment universe are screened for infrastructure characteristics, thoroughly analyzed and then ranked by value and quality. The portfolio is then constructed by the portfolio managers, based primarily on these rankings. Sector risks are also monitored as a risk management overlay which aims to ensure appropriate portfolio diversification along sector lines.

The portfolio managers choose to sell securities when they observe a security moving to a lower position within its value and quality ranking system. This can occur through:

•A rise in a company’s share price, leading to decreased upside potential and a lower value ranking
•A downgrade in a company’s discounted cash flow valuation, leading to lower value ranking
•A downgrade of a company’s quality score, leading to a lower quality ranking.

Peer review of the security selection process ensures the team is not locked into high conviction buys or sells but rather identifies market inefficiency and sells/buys the security before the opportunity has closed.

The American Listed Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund. Investing in fewer issuers makes a fund more susceptible to financial, economic or market events impacting such issuers and may cause the Fund’s share price to be more volatile than the share price of a diversified fund.

Principal Investment Risks
By itself, the Fund is not a complete, balanced investment plan. The Fund cannot guarantee that it will achieve its investment objectives. Losing all or a portion of your investment is a risk of investing in the Fund. The following risks are considered principal and could affect the value of your investment in the Fund:
•Infrastructure Companies Risk. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.
In particular, the operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, such as pandemics, cyclones, earthquakes, landslides, floods, explosion, fire, terrorist attack, major plant breakdown, pipeline or electricity line rupture or other disasters. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets.
Further, national and local environmental laws and regulations affect the operations of infrastructure projects. Standards are set by these laws, and regulations are imposed regarding certain aspects of health and environmental quality, and they provide for penalties and other liabilities for the violation of such standards, and establish, in certain circumstances, obligations to remediate and rehabilitate current and former facilities and locations where operations are, or were, conducted. These laws and regulations may have a detrimental impact on the financial performance of infrastructure projects.
•Concentration Risk. Since the securities of companies in the same industry or group of industries will comprise a significant portion of the Fund’s portfolio, the Fund will be more significantly impacted by adverse developments in such industries than a fund that invests in a wider variety of industries.
•Management Risk. The American Listed Fund is an actively managed portfolio. The management practices and investment strategies might not produce the desired results. The portfolio managers may be incorrect in their assessment of a stock’s appreciation potential.
•General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.
•Equity Securities Risk. The value of the Fund’s shares will go up or down based on the movement of the overall stock market and the value of the individual securities held by the Fund, both of which can sometimes be volatile.
•Depositary Receipt Risk. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.
•Foreign Securities Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (1) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the United States or some foreign countries may be subject to trading restrictions or economic sanctions; (2) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the United States; (3) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (4) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (5) currency exchange rate fluctuations and policies.
•Stapled Securities Risk. A stapled security is comprised of two different securities—a unit in a trust related to the company and a share of a company—that are “stapled” together and treated as a unit at all times, including for transfer or trading. The characteristics and value of a stapled security are influenced by both underlying securities. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.
•Real Estate Investment Trust (REIT) Risk. Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.
•Initial Public Offering Risk. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.
•Small- and Medium-Sized Companies Risk. Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.
•Non-Diversification Risk. To the extent that the Fund invests its assets in fewer securities, the Fund is subject to a greater risk of loss if any of those securities become permanently impaired than a fund that invests more widely.
•Newer Fund Risk. The American Listed Fund is newer with limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund’s Class I shares from year to year. The table shows how the Fund’s average annual returns for one year and since inception compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available on the Fund’s website at www.firstsentierfunds.com or by calling the Fund toll-free at 1-888-898-5040.
Calendar Year Returns as of December 31

During the period of time shown in the bar chart, the highest return for a calendar quarter was 15.00% (Q4 December 31, 2021) and the lowest return for a calendar quarter was -9.57% (Q2 June 30, 2022).

Average Annual Total Returns (for the periods ended December 31, 2022)
Class I Shares	1 Year	Since Inception 12/29/2020
Return Before Taxes	-6.20%	9.89%
Return After Taxes on Distributions	-11.19%	5.82%
Return After Taxes on Distributions and Sale of Fund Shares	-2.34%	6.48%
FTSE USA Core Infrastructure Capped Index, Net TR (reflects no deduction for fees, expenses or taxes)	-6.70%	8.33%

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management
Investment Adviser. First Sentier Investors (US) LLC, is the American Listed Fund’s investment adviser.
Investment Sub-Adviser. First Sentier Investors (Australia) IM Ltd is the American Listed Fund’s investment sub-adviser (“Sub-Adviser”).
Sub-Adviser Portfolio Managers. Andrew Greenup (Deputy Head of Global Listed Infrastructure, Senior Portfolio Manager) and Jessica Jouning (Senior Analyst and Assistant Portfolio Manager) are the Sub-

Adviser’s portfolio managers responsible for the day-to-day management of the Fund. They have managed the Fund since its inception.
Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (First Sentier American Listed Infrastructure Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 1-888-898-5040, by wire transfer or through a financial intermediary. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Types of Accounts	To Open Your Account	To Add to Your Account
Class I	$1 million	Any amount
Tax Information
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.